Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Brian M. Baldwin

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $800,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company in two series pursuant to the private placements of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of April, 2018.

/s/ Brian M. Baldwin
Brian M. Baldwin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jerry W. Burris

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $800,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company in two series pursuant to the private placements of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 24th day of August, 2018.

/s/ Jerry W. Burris
Jerry W. Burris

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Susan M. Cameron

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $800,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company in two series pursuant to the private placements of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 24th day of August, 2018.

/s/ Susan M. Cameron
Susan M. Cameron

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael L. Ducker

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $800,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company in two series pursuant to the private placements of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 24th day of August, 2018.

/s/ Michael L. Ducker
Michael L. Ducker

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David H. Y. Ho

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $800,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company in two series pursuant to the private placements of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 24th day of August, 2018.

/s/ David H. Y. Ho
David H.Y. Ho

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Randall J. Hogan

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $800,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company in two series pursuant to the private placements of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 24th day of August, 2018.

/s/ Randall J. Hogan
Randall J. Hogan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ronald L. Merriman

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $800,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company in two series pursuant to the private placements of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 24th day of August, 2018.

/s/ Ronald L. Merriman
Ronald L. Merriman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William T. Monahan

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $800,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company in two series pursuant to the private placements of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 24th day of August, 2018.

/s/ William T. Monahan
William T. Monahan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Herbert K. Parker

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $800,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company in two series pursuant to the private placements of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 24th day of August, 2018.

/s/ Herbert K. Parker
Herbert K. Parker